UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-5740 )

Exact name of registrant as specified in charter: Putnam Managed Municipal Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005 - October 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Managed Municipal Income Trust

10|31|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Managed Municipal Income Trust

10| 31| 06 Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Your fund’s management	12
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	18
Financial statements	19
Federal tax information	42
Compliance certifications	42
Shareholder meeting results	43
About the Trustees	44
Officers	48

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Beginning in May 2006, leading economic indicators began to point toward slower growth and sparked a correction that undercut much of the market advance achieved in previous months. However, once the Federal Reserve (the Fed) halted its series of interest-rate increases in August, the combination of continued strong corporate profits and a fall in energy and commodity prices contributed to a more favorable market environment. In addition, U.S. export growth is currently strong, thanks to robust economic growth abroad. Growth in exports, combined with the effects of lower energy and commodity prices and recent stock market gains, may offset the economic impact of the housing sector’s continuing slowdown. This may set the stage for stronger domestic economic growth in 2007, which would bode well for markets going forward.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended October 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Managed Municipal Income Trust: potential for income exempt from federal income tax

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Managed Municipal Income Trust offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer won’t be able to repay the bond.

The fund’s management team can select bonds from a variety of state and local governments throughout the United States. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the team allocates a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the team considers factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid. The team is backed by Putnam’s fixed-income organization, one of the largest in the investment management industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings — either by acquiring more of a particular bond or selling it — for the benefit of the fund and its shareholders.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s NAV. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Municipal bonds may finance a range of community projects and thus play a key role in local development.

Putnam Managed Municipal Income Trust is a leveraged fund that seeks a high level of current income free from federal income tax through investments in investment-grade and higher-yielding, lower-rated municipal bonds. The fund is designed for investors seeking tax-exempt income who are willing to accept the risks associated with below-investment-grade bonds and the use of leverage.

Highlights

• For the fiscal year ended October 31, 2006, Putnam Managed Municipal Income Trust had a total return of 7.90% at net asset value (NAV) and 12.07% at market price.

• The fund’s benchmark, the Lehman Municipal Bond Index, returned 5.75% .

• The average return for the fund’s Lipper category, High Yield Municipal Debt Funds (closed-end), was 10.21% .

• Additional fund performance, comparative performance and Lipper data can be found in the performance section beginning on page 10.

Performance

It is important to note that a fund’s performance at market price usually differs from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 10/31/06

Since the fund’s inception (2/24/89), average annual return is 7.04% at NAV and 6.01% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	5.49%	3.42%	70.62%	39.96%

5 years	6.50	4.54	37.04	24.84

3 years	8.05	7.49	26.14	24.20

1 year	7.90	12.07	7.90	12.07

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The year in review

Due to our weighting decisions and security selection within several strong sectors of the municipal bond market, as well as our use of leverage, your fund outperformed its benchmark index for the year ended October 31, 2006. The Lehman Municipal Bond Index, your fund’s benchmark, is composed of higher-quality, lower-yielding tax-exempt bonds, which continued to lag lower-rated, higher-yielding municipal bonds during the period. However, the fund’s results at NAV lagged the average for its Lipper category. We believe this is due to our relatively conservative strategy, which kept the overall portfolio quality somewhat higher and its duration somewhat shorter than many of its competitors. This strategy limited the fund’s exposure to longer-term bonds, which rallied toward the end of the period. However, our assessment of market conditions and interest-rate trends led us to believe it was the most prudent approach.

Market overview

Following a string of 17 increases in the federal funds rate — including six that occurred during the fund’s 2006 fiscal year — the Fed suspended its credit-tightening program in August, opting to hold the benchmark rate for overnight loans between banks steady at 5.25% . Statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate increases are possible but will depend on whether the Fed concludes that its two-year campaign to keep inflation in check has been successful.

Reflecting the Fed’s activity, yields on shorter-term bonds rose during the period, while yields on long-term bonds declined, leading to a convergence of shorter- and longer-term rates. As rates converged, the yield curve — a graphical representation of differences in yield for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

A generally robust economy, coupled with solid demand from buyers searching for higher yields, contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened as lower-rated

Market sector performance These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/06.

Bonds

Lehman Municipal Bond Index
(tax-exempt bonds)	5.75%

Lehman Government Bond Index
(U.S. Treasury and agency securities)	4.58%

Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)	4.29%

Lehman Aggregate Bond Index
(broad bond market)	5.19%

Equities

S&P 500 Index
(broad stock market)	16.34%

S&P Utilities Index
(utilities stocks)	17.90%

Russell 2000 Growth Index
(small-company growth stocks)	17.07%

bonds performed better than higher-rated bonds. Non-rated bonds also rallied.

Market sectors that performed particularly well during the period included airline-related industrial development bonds (IDBs); securities issued by hospitals, utilities, and long-term care facilities; and land-secured bonds. Tobacco settlement bonds, meanwhile, underperformed other credit-sensitive sectors modestly, but still outperformed higher-rated bonds. Limited issuance of tobacco settlement-related securities, coupled with strong investor demand, provided solid supply-and-demand support for the sector.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group, a strategy that detracted moderately from results as bonds with longer maturities generally outperformed those with shorter maturities. In order to keep the fund’s duration relatively short, we limited its exposure to longer-maturity bonds, favoring intermediate-maturity securities instead. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall. In light of the changing interest-rate environment, we maintained a defensive duration posture relative to the peer group.

The fund’s higher overall credit quality compared to others in its peer group held back performance, as the lower-quality tiers of the municipal bond market delivered the strongest results during the period. Although we continue to seek opportunities among lower-rated bonds that meet our credit standards, we believe valuations at the lower-quality tiers of the market have become stretched and intend to continue favoring higher-quality bonds over the near term.

Lastly, the fund’s underweight position in callable bonds also constrained results relative to the fund’s Lipper peer group. Because they can be called, or redeemed prior to maturity, callable bonds typically offer higher yields than non-callable bonds. Callable bonds performed well over the course of the fiscal year as investors embraced these securities for their higher yields.

Your fund’s holdings

Strong economic growth during the 12 months ended October 31, 2006, was augmented by relatively low inflation. This gave yield-hungry investors confidence to bid up prices on lower-quality, higher-yielding bonds. However, we believe that many investors were not sufficiently

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity. Duration may be higher for funds that use leverage, which magnifies the effects of interest-rate changes.

discerning in evaluating the credit fundamentals of the underlying borrowers. Yield spreads between higher- and lower-quality municipal bonds have narrowed to the point that, in some cases, investors are not being adequately compensated for the additional risk they are assuming. Although we added more lower-quality bonds to the portfolio during the period to enable the fund to benefit from their higher yields, we have been highly selective. This curbed the fund’s participation in the price rally, but we believe it could help overall performance if and when credit spreads begin to widen again and lower-rated bonds begin to decline in price.

Another byproduct of the improving economy has been an improvement in credit quality for some bond issuers, which resulted in improving ratings and pre-refundings. When a bond issue is upgraded by the independent rating agencies, its market value typically rises to reflect its improved rating. Many bond issuers choose to pre-refund older, higher-coupon bonds by issuing new bonds at lower interest rates. The proceeds are invested in a secure investment — usually U.S. Treasury securities — that matures at the older bond’s first call date, effectively raising the bond’s perceived rating but shortening its maturity. The fund’s holdings in Iowa Health Care Initiatives bonds were pre-refunded in July, raising them to AAA, with an effective maturity in 2011.

Airline-related industrial development bonds (IDBs) were among the lower-rated issues that rebounded during the period. IDBs are issued by municipalities but backed by the credit of the company or institution benefiting from the financing. Investor perceptions about the backing company’s health, or that of its industry group, can affect the prices of these bonds more than the rating of the issuing municipality. Airline-related IDBs rallied as the outlook for this struggling industry improved. Passenger traffic is at an all-time high, and higher ticket prices plus a decrease in the number of flights have helped airlines climb out of a prolonged period of financial distress. While we believe the industry is stabilizing, risks remain high and we have been cautious. The fund’s position in airlines is significantly lower than that of many others in its Lipper category. This limited its participation in the price rally for airline-related IDBs late in the period when fuel prices subsided. Fuel is a large component of airlines’ fixed costs. The fund has held a small portion of assets in bonds backed by American Airlines, Continental Airlines, and British Airways for some time, but we limited new investments to some bonds issued by New York City Industrial Development Authority for American Airlines, which we regard as one of the strongest carriers.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 10/31/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Despite a general slowdown in the housing sector, the fund has a slight overweight position in single-family housing bonds relative to its peer group. As rising interest rates stemmed the tide of mortgage prepayments, this sector has performed well. The fund’s portfolio includes municipal bonds issued for single-family houses being built in South Dakota, Idaho, New Mexico, and Texas. We believe they provide attractive yields as well as diversification.

The fund’s tobacco settlement holdings also rose in value, as this sector continued to strengthen during the period. While tobacco settlement bonds generally carry investment-grade ratings, they are secured by the income stream from tobacco companies’ settlement obligations to the states and generally offer higher yields than bonds of comparable quality. We believe tobacco settlement bonds provide valuable diversification, since their performance is not closely tied to the direction of economic growth. The fund is overweighted in this sector, relative to the peer group, and holds tobacco settlement bonds issued in California, Iowa, New York, South Carolina, South Dakota, Washington, Wisconsin, and the District of Columbia.

Another positive strategy for the fund during the period was its diversification into bonds issued by Puerto Rico. Interest payments from bonds issued by this U.S. protectorate pass tax-free to investors in any state, which makes them popular with many single-state funds seeking current income. However, general obligation (GO) bonds issued by Puerto Rico were downgraded in May when financial turmoil within the Commonwealth led to a partial government shutdown. Prices of uninsured Puerto Rico bonds declined, providing us with an opportunity to purchase bonds at favorable prices. We bought some Puerto Rico GOs issued for public improvements in May, when prices were especially low, and they subsequently rallied nicely.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

It appears that the Fed has left the door open for future rate increases as it continues its efforts to engineer a “soft landing” for the economy. A soft landing occurs when economic growth slows but is still solid enough to sustain job creation and corporate profits. Therefore, while we anticipate that economic growth is likely to slow as we move into 2007, we plan to maintain a defensive duration strategy until longer-range Fed policy becomes clearer. In addition, given the municipal bond market’s exceptionally strong performance relative to Treasuries throughout the period, valuations have become elevated to levels that, we believe, argue in favor of taking a defensive approach over the near term.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively — is at its narrowest point since 1999. In other words, the higher-income advantage available to those willing to assume additional credit risk has diminished substantially.

Among sectors, we remain positive on tobacco settlement bonds and currently plan to maintain an allocation to the sector, as we believe that the bonds continue to offer an attractive risk/reward profile. We are also maintaining the fund’s exposure to the single-family housing sector, and will look to add to these holdings as opportunities arise.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 10/31/06

				Lipper High
				Yield Municipal
				Debt Funds
			Lehman Municipal	(closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/24/89)	7.04%	6.01%	6.94%	6.25%

10 years	70.62	39.96	76.60	79.33
Annual average	5.49	3.42	5.85	5.98

5 years	37.04	24.84	27.94	40.32
Annual average	6.50	4.54	5.05	7.00

3 years	26.14	24.20	14.97	29.12
Annual average	8.05	7.49	4.76	8.88

1 year	7.90	12.07	5.75	10.21

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance. * Over the 1-, 3-, 5-, and 10-year periods ended 10/31/06, there were 15, 14, 12, and 12 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 10/31/06

Distributions — common shares

Number		12

Income[1]		$0.4104

Capital gains[2]		—

Total		$0.4104

	Series A	Series B	Series C

Distributions — preferred shares	(550 shares)	(550 shares)	(650 shares)
Income[1]	$3,346.81	$3,336.29	$3,309.04

Capital gains[2]	—	—	—

Total	$3,346.81	$3,336.29	$3,309.04

Share value:		NAV	Market Price

10/31/05		$8.20	$7.15

10/31/06		8.37	7.58

Current yield (end of period)
Current dividend rate[3]		4.89%	5.40%

Taxable equivalent[4]		7.52	8.31

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/06

	NAV	Market price

Annual average
Life of fund (since 2/24/89)	7.03%	5.93%

10 years	71.37	39.97
Annual average	5.53	3.42

5 years	37.50	22.45
Annual average	6.58	4.13

3 years	24.84	18.59
Annual average	7.68	5.85

1 year	6.64	5.46

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, Thalia Meehan, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund. For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 10/31/05.

Trustee and Putnam employee fund ownership

As of October 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$28,000	$ 92,000,000

Putnam employees	$ 9,000	$427,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $250,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Drury is the Portfolio Leader and Brad Libby, Susan McCormack, Thalia Meehan, and James St. John are Portfolio Members of Putnam High Yield Municipal Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

James St. John is the Portfolio Leader and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Putnam Tax Exempt Income Fund.

James St. John, Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended October 31, 2006, Portfolio Member Paul Drury became Portfolio Leader and Brad Libby and Thalia Meehan became Portfolio Members of your fund. These changes followed the departure of Portfolio Leader David Hamlin from your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stocks issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the 50th percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds (closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

87th	69th	76th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 15, 12, and 12 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper High Yield Municipal Debt Funds (closed-end) category for the one-, five-and ten-year periods ended September 30, 2006, were 88%, 77%, and 62%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 14th out of 15, 10th out of 12, and 8th out of 12 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees noted the disappointing performance for your fund for the one- and five-year periods ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that one factor in the fund’s relative underperformance during this period appears to have been its selection of higher quality bonds, given market conditions. The Trustees also considered Putnam Management’s view that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the common shares outstanding as of October 7, 2005.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Managed Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust, including the fund’s portfolio, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 8, 2006

The fund’s portfolio 10/31/06

Key to abbreviations

AMBAC AMBAC Indemnity Corporation
COP Certificate of Participation
FGIC Financial Guaranty Insurance Company
FHA Insd. Federal Housing Administration Insured
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll. Federal National Mortgage Association Collateralized
FRB Floating Rate Bonds
FSA Financial Security Assurance
GNMA Coll. Government National Mortgage Association Collateralized
G.O. Bonds General Obligation Bonds
MBIA MBIA Insurance Company
PSFG Permanent School Fund Guaranteed
Radian Insd. Radian Group Insured
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (144.7%)*

	Rating **	Principal amount	Value

Alabama (0.4%)
Butler, Indl. Dev.
Board Solid Waste
Disp. Rev. Bonds (GA.
Pacific Corp.),
5 3/4s, 9/1/28	B	$950,000	$975,185
Sylacauga, Hlth. Care
Auth. Rev. Bonds
(Coosa Valley Med.
Ctr.), Ser. A,
6s, 8/1/25	B/P	650,000	681,915
			1,657,100

Arizona (3.3%)
Apache Cnty., Indl.
Dev. Auth. Poll.
Control Rev. Bonds
(Tucson Elec.
Pwr. Co.), Ser. B,
5 7/8s, 3/1/33	Baa3	1,000,000	1,004,820
AZ Hlth. Fac. Auth.
Hosp. Syst. Rev.
Bonds (John C.
Lincoln Hlth.
Network), 6 3/8s,
12/1/37 (Prerefunded)	BBB	1,000,000	1,154,740
Casa Grande, Indl.
Dev. Auth. Rev. Bonds
(Casa Grande Regl.
Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	BB–/P	1,800,000	2,008,008

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Arizona continued
Cochise Cnty., Indl.
Dev. Auth. Rev. Bonds
(Sierra Vista Regl.
Hlth. Ctr.), Ser. A,
6.2s, 12/1/21	BB+/P	$495,000	$532,561
Coconino Cnty., Poll.
Control Rev. Bonds
(Tuscon/Navajo Elec.
Pwr.), Ser. A,
7 1/8s, 10/1/32	Baa3	3,000,000	3,127,260
Glendale, Wtr. & Swr.
Rev. Bonds, AMBAC,
5s, 7/1/28	Aaa	2,000,000	2,109,860
Pima Cnty., Indl Dev.
Auth. Rev. Bonds
(Horizon Cmnty.
Learning Ctr.),
5.05s, 6/1/25	BBB–	815,000	805,293
Queen Creek, Special
Assmt. Bonds (Impt.
Dist. No. 001),
5s, 1/1/26	Baa2	600,000	615,468
Scottsdale, Indl. Dev.
Auth. Hosp. Rev.
Bonds (Scottsdale
Hlth. Care), 5.8s,
12/1/31 (Prerefunded)	A3	1,000,000	1,110,560
			12,468,570

Arkansas (3.3%)
AR State Hosp. Dev.
Fin. Auth. Rev. Bonds
(Washington Regl.
Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	4,600,000	5,122,422
Independence Cnty.,
Poll. Control Rev.
Bonds (Entergy AR,
Inc.), 5s, 1/1/21	A–	1,000,000	1,025,470
Little Rock G.O. Bonds
(Cap. Impt.), FSA,
3.95s, 4/1/19	Aaa	765,000	759,018
Northwest Regl. Arpt.
Auth. Rev. Bonds,
7 5/8s, 2/1/27
(Prerefunded)	BB/P	2,750,000	2,938,018
Springdale, Sales &
Use Tax Rev. Bonds,
FSA
4.05s, 7/1/26	Aaa	1,000,000	998,610
4s, 7/1/27	Aaa	1,000,000	999,960
Washington Cnty.,
Hosp. Rev. Bonds
(Regl. Med. Ctr.),
Ser. B, 5s, 2/1/25	Baa2	500,000	517,725
			12,361,223

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

California (15.8%)
CA Hlth. Fac. Fin.
Auth. Rev. Bonds
AMBAC, 5.293s,
7/1/17	Aaa	$3,400,000	$3,403,638
(CA-NV Methodist),
5s, 7/1/26	A+	500,000	527,405
(Stanford Hosp. &
Clinics), Ser. A, 5s,
11/15/23	A2	1,000,000	1,054,490
CA Poll. Control Fin.
Auth. Solid Waste
Disp. Rev. Bonds (Waste
Management, Inc.),
Ser. A-2, 5.4s, 4/1/25	BBB	1,200,000	1,283,016
CA State Dept. of Wtr.
Resources Rev. Bonds,
Ser. A
AMBAC,
5 1/2s, 5/1/13	Aaa	16,500,000	18,246,690
5 1/2s, 5/1/11	A1	3,000,000	3,241,050
CA Statewide Cmntys.,
Dev. Auth. COP (The
Internext Group),
5 3/8s, 4/1/30	BBB	3,000,000	3,056,970
CA Statewide Cmntys.,
Dev. Auth. Rev. Bonds
(Thomas Jefferson
School of Law), Ser. B,
4 7/8s, 10/1/31	BBB–	1,030,000	1,040,413
CA Statewide Cmntys.,
Dev. Auth. Apt.
Mandatory Put Bonds
(Irvine Apt. Cmntys.),
Ser. A-3, 5.1s, 5/17/10	BBB+	2,250,000	2,317,568
Capistrano, Unified
School Dist. Cmnty.
Fac. Special Tax
Bonds (No. 98-2
Ladera), 5.7s,
9/1/20 (Prerefunded)	BBB/P	1,000,000	1,076,260
Cathedral City, Impt.
Board Act of 1915
Special Assmt. Bonds
(Cove Impt. Dist.),
Ser. 04-02
5.05s, 9/2/35	BB+/P	395,000	402,778
5s, 9/2/30	BB+/P	250,000	254,588
Chula Vista, Cmnty.
Fac. Dist. Special
Tax Rev. Bonds
(No. 08-1 Otay
Ranch Village Six),
6s, 9/1/33	BB/P	1,250,000	1,306,925
(No 07-1 Otay
Ranch Village Eleven),
5 7/8s, 9/1/34	BB/P	300,000	318,405

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

California continued
Chula Vista, Cmnty.
Fac. Dist. Special
Tax Rev. Bonds
(No. 07-1 Otay
Ranch Village Eleven),
5.8s, 9/1/28	BB/P	$300,000	$319,161
Chula Vista, Indl.
Dev. Rev. Bonds (San
Diego Gas), Ser. B,
5s, 12/1/27	A1	950,000	997,823
Corona, COP (Vista
Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	10,775,000	118,525
Folsom, Special Tax
Rev. Bonds (Cmnty.
Facs. Dist. No. 10),
5 7/8s, 9/1/28	BB/P	750,000	781,043
Gilroy, Rev. Bonds
(Bonfante Gardens
Park), 8s, 11/1/25	B–/P	770,000	701,801
Golden State Tobacco
Securitization Corp.
Rev. Bonds
Ser. 03-A1,
6 3/4s, 6/1/39	BBB	850,000	975,520
Ser. B, FHLMC Coll.,
5 5/8s, 6/1/38
(Prerefunded)	AAA	2,500,000	2,794,075
Ser. 03 A-1,
5s, 6/1/21	BBB	625,000	627,738
Jurupa, Cmnty. Svcs.
Dist. Special Tax
(Dist. No. 19
Eastvale), 5s, 9/1/27	BB/P	500,000	505,035
Murrieta, Cmnty. Fac.
Dist. Special Tax
(No. 2 The Oaks Impt.
Area A), 6s, 9/1/34	BB+/P	1,100,000	1,166,792
Orange Cnty., Cmnty.
Fac. Dist. Special Tax
Rev. Bonds (Ladera
Ranch – No. 02-1),
Ser. A, 5.55s, 8/15/33	BBB/P	650,000	669,351
Poway, Unified School
Dist. Cmnty. Facs.
Special Tax Bonds
(Dist. No. 14- Area
A), 5 1/8s, 9/1/26	BB–/P	850,000	872,729
Roseville, Special Tax
(Fiddyment Ranch
Cmnty. Fac), 5s, 9/1/18	BB/P	675,000	689,148
Roseville, Cmnty. Fac.
Special Tax Bonds
(Dist. No. 1 – Westpark)
(Dist. No. 1 -
Westpark)
5 1/4s, 9/1/25	BB/P	315,000	324,623

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

California continued
Roseville, Cmnty. Fac.
Special Tax Bonds
(Dist. No. 1 – Westpark)
(Dist. No. 1 -
Westpark)
5 1/4s, 9/1/17	BB/P	$985,000	$1,016,047
(Dist. No. 1),
5s, 9/1/14	BB/P	400,000	411,984
Sacramento, Special
Tax (North Natomas
Cmnty. Fac.), Ser. 4-C,
6s, 9/1/33	BBB/P	1,250,000	1,348,313
San Diego, Assn. of
Bay Area Governments
Fin. Auth. For Nonprofit
Corps. Rev. Bonds
(San Diego Hosp.),
Ser. A, 6 1/8s, 8/15/20	Baa1	250,000	272,218
Santaluz Cmnty., Facs.
Dist. No. 2 Special
Tax Rev. Bonds (Impt.
Area No. 1), Ser. B,
6 3/8s, 9/1/30	BBB/P	2,455,000	2,487,406
Thousand Oaks, Cmnty.
Fac. Dist. Special
Tax Rev. Bonds
(Marketplace 94-1),
zero %, 9/1/14	B/P	2,960,000	1,729,854
Vallejo, COP (Marine
World Foundation),
7.2s, 2/1/26	BBB–/P	2,500,000	2,566,225
			58,905,607

Colorado (2.8%)
CO Hlth. Fac. Auth.
Rev. Bonds
(Christian Living
Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	200,000	208,550
(Evangelical Lutheran),
5 1/4s, 6/1/23	A–	1,000,000	1,068,230
(Evangelical Lutheran),
5 1/4s, 6/1/21	A3	660,000	708,239
(Evangelical Lutheran),
5 1/4s, 6/1/19	A3	420,000	453,092
CO Pub. Hwy. Auth.
Rev. Bonds (E-470
Pub. Hwy.), Ser. B
zero %, 9/1/35
(Prerefunded)	Aaa	15,500,000	2,039,335
zero %, 9/1/34
(Prerefunded)	Aaa	16,500,000	2,342,340
Denver, City & Cnty.
Arpt. Rev. Bonds
Ser. D, AMBAC,
7 3/4s, 11/15/13	AAA	1,050,000	1,199,142
MBIA, 5 1/2s, 11/15/25	Aaa	2,500,000	2,526,600
			10,545,528

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Delaware (0.9%)
GMAC Muni. Mtge.
Trust 144A sub. notes,
Ser. A1-3,
5.3s, 10/31/39	A3	$2,500,000	$2,654,650
New Castle Cnty., Rev.
Bonds (Newark Charter
School), 5s, 9/1/36	BBB–	300,000	303,465
Sussex Cnty., Rev.
Bonds (First Mtge. -
Cadbury Lewes),
Ser. A, 5.9s, 1/1/26	B/P	350,000	367,056
			3,325,171

District of Columbia (0.5%)
DC Tobacco Settlement
Fin. Corp. Rev. Bonds,
6 1/4s, 5/15/24	BBB	1,900,000	2,037,560

Florida (8.7%)
CFM Cmnty. Dev. Dist.
Rev. Bonds, (Cap. Impt.),
Ser. A, 6 1/4s, 5/1/35	BB–/P	1,500,000	1,618,650
Fishhawk, Cmnty. Dev.
Dist. II Rev. Bonds
Ser. A, 6 1/8s, 5/1/34	BB/P	485,000	516,792
Ser. B, 5s, 11/1/07	BB/P	40,000	40,080
FL State Mid-Bay Bridge
Auth. Rev. Bonds,
Ser. A, 6.05s, 10/1/22	BBB/P	770,000	801,354
Fleming Island,
Plantation Cmnty.
Dev. Dist. Special
Assmt. Bonds, Ser. B,
7 3/8s, 5/1/31	BB/P	750,000	804,555
Gateway Svcs. Cmnty.,
Dev. Dist. Special
Assmt. Bonds
(Stoneybrook),
5 1/2s, 7/1/08	BB/P	120,000	120,658
Halifax, Hosp. Med. Ctr.
Rev. Bonds, Ser. A,
5 1/4s, 6/1/21	BBB+	3,200,000	3,408,032
Heritage Harbor, South
Cmnty. Dev. Distr.
Rev. Bonds, Ser. A,
6 1/2s, 5/1/34	BB+/P	480,000	521,045
Heritage Isle at
Viera, Cmnty. Dev.
Dist. Special Assmt.,
Ser. B, 5s, 11/1/09	BB/P	195,000	195,564
Highlands Cnty., Hlth.
Fac. Auth. Rev. Bonds
(Adventist Hlth.)
Ser. A, 5s, 11/15/21	A+	1,000,000	1,055,760
Ser. A, 5s, 11/15/20	A+	1,000,000	1,055,760

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Florida continued
Islands at Doral III,
Cmnty. Dev. Dist.
Special Assmt. Bonds,
Ser. 04-A, 5.9s, 5/1/35	BB/P	$1,230,000 $	1,291,439
Lee Cnty., Indl. Dev.
Auth. Rev. Bonds
(Alliance Cmnty.),
Ser. C, 5 1/2s, 11/15/29	BBB–	1,000,000	1,026,190
Miami Beach, Hlth.
Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai
Med. Ctr.), Ser. A,
6.7s, 11/15/19	Ba1	1,335,000	1,471,544
North Springs, Impt.
Dist. Special Assmt.
Rev. Bonds (Parkland
Golf Country Club),
Ser. A-1, 5.45s, 5/1/26	BB–/P	250,000	255,108
Old Palm, Cmnty. Dev.
Dist. Special Assmt.
Bonds (Palm Beach
Gardens), Ser. A,
5.9s, 5/1/35	BB/P	985,000	1,037,658
Palm Coast Pk. Cmnty.
Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	BB–/P	1,000,000	1,026,930
Reunion West, Cmnty.
Dev. Dist. Special Assmt.
Bonds, 6 1/4s, 5/1/36	BB–/P	1,500,000	1,592,385
South Bay, Cmnty. Dev.
Dist. Rev. Bonds, Ser.
B-2, 5 3/8s, 5/1/13	BB–/P	2,500,000	2,563,975
South Miami, Hlth.
Fac. Auth. Rev. Bonds
(Baptist Hlth.),
5 1/4s, 11/15/33	Aa3	1,500,000	1,578,045
South Village, Cmnty.
Dev. Dist. Rev. Bonds,
Ser. A, 5.7s, 5/1/35	BB–/P	495,000	511,795
Tampa Bay, Cmnty. Dev.
Dist. Special Assmt.
Bonds (New Port),
Ser. A, 5 7/8s, 5/1/38	BB–/P	1,975,000	2,048,431
Tern Bay, Cmnty. Dev.
Dist. Special Assmt.
Bonds, Ser. A,
5 3/8s, 5/1/37	BB–/P	1,150,000	1,171,643
Ser. B, 5s, 5/1/15	BB–/P	500,000	511,740
Tolomato, Cmnty. Dev.
Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	BB–/P	325,000	330,778
Verano Ctr. Cmnty.
Dev. Dist. Special
Assmt. (Cmnty.
Infrastructure), Ser. B,
5s, 11/1/13	BB–/P	475,000	480,306

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Florida continued
Verano Ctr. Cmnty.
Dev. Dist. Special
Assmt. (Cmnty.
Infrastructure),
Ser. A, 5 3/8s, 5/1/37	BB–/P	$750,000	$757,995
Wentworth Estates,
Cmnty. Dev. Dist.
Special Assmt. Bonds,
Ser. B, 5 1/8s, 11/1/12	BB–/P	850,000	865,394
Wentworth Estates,
Cmnty. Dev. Dist.
Special Assmt. Bonds,
Ser. A, 5 5/8s, 5/1/37	BB–/P	725,000	748,954
Westchester Cmnty.
Dev. Dist. No. 1 Special
Assmt. (Cmnty.
Infrastructure),
6 1/8s, 5/1/35	BB–/P	1,250,000	1,335,513
World Commerce
Cmnty. Dev. Dist.
Special Assmt., Ser. A-1
6 1/2s, 5/1/36	BB–/P	950,000	1,022,514
6 1/4s, 5/1/22	BB–/P	550,000	589,562
			32,356,149

Georgia (2.1%)
Burke Cnty., Poll.
Control Dev. Auth.
Mandatory Put Bonds
(GA Power Co.),
4.45s, 12/1/08	A2	4,000,000	4,048,160
Fulton Cnty., Res.
Care Fac. Rev. Bonds
(Canterbury Court),
Class A, 6 1/8s, 2/15/34	B+/P	425,000	449,680
GA Med. Ctr. Hosp.
Auth. Rev. Bonds,
MBIA, 6.367s, 8/1/10	Aaa	1,400,000	1,401,526
Rockdale Cnty., Dev.
Auth. Solid Waste
Disp. Rev. Bonds
(Visay Paper, Inc.),
7.4s, 1/1/16	B+/P	1,890,000	1,893,156
			7,792,522

Hawaii (0.5%)
HI Dept. of Trans.
Special Fac. Rev.
Bonds (Continental
Airlines, Inc.),
7s, 6/1/20	B	1,635,000	1,723,862

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Idaho (0.6%)
ID Hsg. & Fin. Assn.
Rev. Bonds (Single
Fam. Mtge.), Ser. C-2,
FHA Insd., 5.15s, 7/1/29	Aaa	$830,000	$840,574
Madison Cnty., Hosp.
COP, 5 1/4s, 9/1/20	BBB–	1,480,000	1,562,466
			2,403,040

Illinois (4.0%)
Bedford Pk., Village Rev.
Bonds (Hotel/Motel Tax),
Ser. A, 4.9s, 12/1/23	Baa1	600,000	612,768
Chicago, G.O. Bonds,
Ser. A, AMBAC
5 5/8s, 1/1/39
(Prerefunded)	Aaa	3,395,000	3,751,407
5 5/8s, 1/1/39	Aaa	105,000	114,282
Du Page Cnty., Special
Svc. Area No. 31
Special Tax Bonds
(Monarch Landing)
5 5/8s, 3/1/36	BB–/P	100,000	105,139
5.4s, 3/1/16	BB–/P	260,000	270,642
IL Dev. Fin. Auth. Hosp.
Rev. Bonds (Adventist
Hlth. Syst./Sunbelt
Obligation), 5.65s,
11/15/24 (Prerefunded)	A2	3,250,000	3,462,193
IL Fin. Auth. Rev. Bonds
(Three Crowns Pk.
Plaza), Ser. A,
5 7/8s, 2/15/26	B+/P	1,000,000	1,046,120
(Landing At Plymouth
Place), Ser. A,
5.35s, 5/15/15	B+/P	600,000	610,260
IL Fin. Auth. Solid
Waste Disposal (Waste
Mgmt., Inc.), Ser. A,
5.05s, 8/1/29	BBB	250,000	258,792
IL Hlth. Fac. Auth. Rev.
Bonds (St. Benedict),
Ser. 03A-1,
6.9s, 11/15/33	B/P	500,000	546,220
IL State Toll Hwy. Auth.
Rev. Bonds, Ser. A-1,
FSA, 5s, 1/1/23	Aaa	3,750,000	4,032,300
			14,810,123

Indiana (2.6%)
IN State Dev. Fin.
Auth. Env. Impt. Rev.
Bonds (USX Corp.),
5.6s, 12/1/32	Baa1	2,500,000	2,612,125
IN Trans. Fin. Auth.
Arpt. Facs. Lease
Rev. Bonds, Ser. A,
AMBAC, 5s, 11/1/16
(Prerefunded)	Aaa	6,500,000	6,630,000

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Indiana continued
St. Joseph Cnty., Econ.
Dev. Rev. Bonds (Holy
Cross Village Notre
Dame), Ser. A,
5 3/4s, 5/15/15	B/P	$455,000	$481,213
			9,723,338

Iowa (2.8%)
IA Rev. Bonds
(Care Initiatives),
Ser. A, 5s, 7/1/19	BBB–	1,840,000	1,865,226
IA Fin. Auth. Hlth.
Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25
(Prerefunded)	AAA	2,565,000	3,199,453
9.15s, 7/1/09
(Prerefunded)	AAA	880,000	958,514
Ser. A, 5 1/4s, 7/1/17	BBB–	1,040,000	1,084,762
IA Fin. Auth.
Retirement Cmnty. Rev.
Bonds (Friendship
Haven), Ser. A
6 1/8s, 11/15/32	BB/P	200,000	208,186
6s, 11/15/24	BB/P	200,000	205,108
Tobacco Settlement
Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	750,000	784,830
Ser. B, zero %, 6/1/34	BBB	2,250,000	2,212,425
			10,518,504

Kansas (0.4%)
Salina, Hosp. Rev. Bonds
(Salina Regl. Hlth.)
5s, 10/1/17	A1	500,000	537,655
5s, 10/1/16	A1	605,000	652,529
5s, 10/1/15	A1	250,000	269,743
			1,459,927

Kentucky (0.5%)
KY Econ. Dev. Fin.
Auth. Hlth. Syst.
Rev. Bonds (Norton
Hlth. Care), Ser. A
6 1/2s, 10/1/20	A–/F	1,040,000	1,132,664
6 1/2s, 10/1/20
(Prerefunded)	AAA/P	675,000	753,496
			1,886,160

Louisiana (1.4%)
LA Local Govt. Env.
Fac. Cmnty. Dev.
Auth. Rev. Bonds
(Hlth. Care -
St. James Place),
Ser. A, 7s, 11/1/26	B–/P	400,000	406,036
(St. James Place),
Ser. A, 7s, 11/1/20	B–/P	1,000,000	1,017,200

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Louisiana continued
LA Pub. Fac. Auth. Rev.
Bonds (Pennington Med.
Foundation), 5s, 7/1/16	A3	$600,000	$636,360
Tangipahoa Parish
Hosp. Svcs. Rev.
Bonds (North Oaks
Med. Ctr.), Ser. A,
5s, 2/1/25	A	500,000	518,060
W. Feliciana Parish,
Poll. Control Rev.
Bonds (Gulf States
Util. Co.), Ser. C,
7s, 11/1/15	BBB–	2,750,000	2,770,240
			5,347,896

Maine (1.0%)
ME State Hsg. Auth.
Rev. Bonds,
Ser. D-2-AMT,
5s, 11/15/27	Aa1	1,455,000	1,478,513
Rumford, Solid Waste
Disp. Rev. Bonds
(Boise Cascade Corp.),
6 7/8s, 10/1/26	Ba3	2,000,000	2,185,300
			3,663,813

Maryland (1.0%)
MD State Hlth. &
Higher Edl. Fac.
Auth. Rev. Bonds
(Medstar Hlth.),
5 3/4s, 8/15/15	Baa1	1,000,000	1,106,130
(Edenwald), Ser. A,
5.2s, 1/1/24	BB/P	300,000	308,982
MD State Indl. Dev.
Fin. Auth. Econ. Dev.
Rev. Bonds (Our Lady
of Good Counsel
School), Ser. A,
6s, 5/1/35	B/P	200,000	215,136
Westminster, Econ.
Dev. Rev. Bonds
(Carroll Lutheran
Village), Ser. A,
5 7/8s, 5/1/21	BB/P	1,850,000	1,931,345
			3,561,593

Massachusetts (10.7%)
Boston, Indl. Dev.
Fin. Auth. Rev. Bonds
(Springhouse, Inc.),
6s, 7/1/28	BB–/P	600,000	610,566
MA State G.O. Bonds,
5s, 7/1/09	Aa2	6,000,000	6,215,700

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Massachusetts continued
MA State Dev. Fin. Agcy.
Rev. Bonds (Lasell
Village), Ser. A,
6 3/8s, 12/1/25	BB–/P	$585,000	$596,811
MA State Hlth. & Edl.
Fac. Auth. Rev. Bonds
(Civic Investments/
HPHC), Ser. A,
9s, 12/15/15	BBB–/P	1,900,000	2,361,852
(Norwood Hosp.),
Ser. C, 7s, 7/1/14
(Prerefunded)	Ba2	1,185,000	1,418,635
(Jordan Hosp.),
Ser. E,
6 3/4s, 10/1/33	BBB–	1,200,000	1,322,988
(UMass Memorial),
Ser. C, 6 5/8s, 7/1/32	Baa2	2,225,000	2,465,990
(UMass Memorial),
Ser. C, 6 1/2s, 7/1/21	Baa2	1,875,000	2,064,037
(Caritas Christi Oblig.
Group), Ser. A,
5 1/4s, 7/1/08	BBB	1,500,000	1,526,610
(Partners Hlth. Care
Syst.), Ser. F,
5s, 7/1/21	Aa2	1,000,000	1,072,540
MA State Hsg. Fin.
Agcy. Rev. Bonds
(Rental Mtge.)
Ser. C, AMBAC,
5 5/8s, 7/1/40	Aaa	2,000,000	2,031,280
Ser. A, AMBAC,
5 1/2s, 7/1/40	Aaa	15,290,000	15,636,013
MA State Indl. Fin.
Agcy. Rev. Bonds
(1st Mtge. Stone
Institution & Newton),
7.9s, 1/1/24	BB–/P	500,000	501,290
(TNG Marina Bay
LLC), U.S. Govt. Coll.,
7 1/2s, 12/1/27
(Prerefunded)	AAA	580,000	618,158
(1st Mtge. Berkshire
Retirement), Ser. A,
6 5/8s, 7/1/16	BBB–	1,550,000	1,551,581
			39,994,051

Michigan (3.7%)
Flint, Hosp. Bldg. Auth.
Rev. Bonds (Hurley Med.
Ctr.), 6s, 7/1/20	Ba1	275,000	291,195
Garden City, Hosp.
Fin. Auth. Rev. Bonds
(Garden City Hosp. OB
Group), Ser. A,
5 3/4s, 9/1/17	Ba1	350,000	350,801

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Michigan continued
Kentwood, Economic
Dev. Rev. Bonds
(Holland Home),
Ser. A, 5s, 11/15/22	BB–/P	$300,000	$302,382
MI State Hosp. Fin.
Auth. Rev. Bonds
(Oakwood Hosp.),
Ser. A, 6s, 4/1/22	A2	1,500,000	1,640,625
Ser. A, 5s, 4/15/26	A1	2,665,000	2,789,589
(Chelsea Cmnty.
Hosp. Oblig.),
5s, 5/15/25	BBB	755,000	775,030
MI State Hsg. Dev.
Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	AA+	1,500,000	1,496,760
Midland Cnty., Econ.
Dev. Corp. Rev. Bonds,
6 3/4s, 7/23/09	B	2,000,000	2,050,460
Monroe Cnty., Hosp.
Fin. Auth. Rev. Bonds
(Mercy Memorial
Hosp.), 5 1/2s, 6/1/20	Baa3	1,000,000	1,067,450
Warren Cons. School
Dist. G.O. Bonds,
FSA, 5 3/8s, 5/1/18	Aaa	2,975,000	3,224,305
			13,988,597

Minnesota (2.6%)
Cohasset, Poll. Control
Rev. Bonds (Allete, Inc.),
4.95s, 7/1/22	A	2,000,000	2,058,960
Hutchinson, G.O.
Bonds (Indpt. School
Dist. No. 423), Ser. A,
5 3/4s, 2/1/13
(Prerefunded)	Aa2	1,000,000	1,026,860
Inver Grove Heights,
Nursing Home Rev.
Bonds (Presbyterian
Homes Care),
5 3/8s, 10/1/26	B/P	500,000	506,560
MN Agricultural &
Econ. Dev. Board Rev.
Bonds (Hlth. Care
Syst.), Ser. A, MBIA,
5 1/2s, 11/15/17
(Prerefunded)	Aaa	2,390,000	2,485,433
MN State Hsg. Fin.
Agcy. Rev. Bonds
(Residential Hsg.),
Ser. H, 4.15s, 1/1/12	Aa1	760,000	765,236
Northfield, Hosp. Rev.
Bonds, 5 1/2s, 11/1/18	BBB–	1,140,000	1,227,142

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Minnesota continued
Sauk Rapids Hlth. Care
& Hsg. Fac. Rev. Bonds
(Good Shepherd
Lutheran Home),
6s, 1/1/34	B/P	$400,000	$413,144
St. Paul, Hsg. & Redev.
Auth. Hosp. Rev.
Bonds (Hlth. East),
6s, 11/15/25	Baa3	1,000,000	1,107,340
			9,590,675

Mississippi (1.2%)
Lowndes Cnty., Solid
Waste Disp. & Poll.
Control Rev. Bonds
(Weyerhaeuser Co.),
Ser. B, 6.7s, 4/1/22	Baa2	1,500,000	1,828,110
MS Bus. Fin. Corp.
Poll. Control Rev.
Bonds (Syst. Energy
Resources, Inc.),
5.9s, 5/1/22	BBB–	1,250,000	1,256,150
MS Home Corp. Rev.
Bonds (Single Fam.
Mtge.), Ser. B-2,
GNMA Coll., FNMA
Coll., 6.45s, 12/1/33	Aaa	1,035,000	1,076,855
MS Hosp. Equip. & Fac.
Auth. Rev. Bonds (Hosp.
South Central),
5 1/4s, 12/1/21	BBB+	250,000	266,930
			4,428,045

Missouri (2.2%)
Cape Girardeau Cnty.,
Indl. Dev. Auth.
Hlth. Care Fac. Rev.
Bonds (St. Francis
Med. Ctr.), Ser. A,
5 1/2s, 6/1/32	A+	1,750,000	1,875,353
Kansas City, Indl.
Dev. Auth. Hlth. Fac.
Rev. Bonds (First
Mtge. Bishop
Spencer), Ser. A,
6 1/2s, 1/1/35	BB–/P	1,500,000	1,582,305
MO Hsg. Dev.
Comm. Rev. Bonds
(Home Ownership)
Ser. D, GNMA Coll.,
FNMA Coll.,
5.55s, 9/1/34	Aaa	1,385,000	1,421,896
Ser. B, GNMA Coll.,
FNMA Coll.,
4.4s, 9/1/14	AAA	420,000	426,653
Ser. B, GNMA Coll.,
FNMA Coll.,
4.3s, 9/1/13	AAA	410,000	415,797

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Missouri continued
MO State Hlth. & Edl.
Fac. Auth. Rev. Bonds
(BJC Hlth. Syst.),
5 1/4s, 5/15/32	Aa2	$1,450,000	$1,528,561
MO State Hlth. & Edl.
Fac. Auth. VRDN (Cox
Hlth. Syst.), AMBAC,
3.65s, 6/1/22	VMIG1	1,000,000	1,000,000
			8,250,565

Montana (0.9%)
Forsyth, Poll. Control
VRDN (Pacific Corp.),
3.65s, 1/1/18	P–1	3,000,000	3,000,000
MT Fac. Fin. Auth.
Rev. Bonds (Sr. Living
St. Johns Lutheran),
Ser. A, 6s, 5/15/25	B+/P	350,000	368,946
			3,368,946

Nebraska (—%)
Kearney, Indl. Dev.
Rev. Bonds
(Great Platte River),
8s, 9/1/12	D/P	61,716	46,507
(Brookhaven),
zero %, 9/1/12	D/P	791,466	23,744
			70,251

Nevada (3.5%)
Clark Cnty., Impt.
Dist. Special Assmt.
(Dist. No. 142),
6 3/8s, 8/1/23	BB–/P	1,000,000	1,036,190
(Summerlin
No. 151), 5s, 8/1/16	BB/P	1,010,000	1,040,997
Clark Cnty., Indl.
Dev. Rev. Bonds
(Southwest Gas Corp.),
Ser. C, AMBAC,
5.95s, 12/1/38	Aaa	5,000,000	5,451,800
Henderson, Local Impt.
Dist. Special Assmt.
(No. T-14),
5.8s, 3/1/23	BB/P	450,000	464,823
(No. T-16),
5 1/8s, 3/1/25	BB–/P	500,000	512,290
(No. T-17), 5s, 9/1/18	BB/P	275,000	282,164
(No. T-18), 5s, 9/1/16	BB–/P	1,425,000	1,469,161
Las Vegas, Local Impt.
Board Special Assmt.
(Dist. No. 607),
5.9s, 6/1/18	BB–/P	875,000	926,958
Washoe Cnty., Wtr.
Fac. Mandatory Put
Bonds (Sierra Pacific
Pwr. Co.), 5s, 7/1/09	Ba1	2,000,000	2,027,960
			13,212,343

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

New Hampshire (1.7%)
NH Higher Ed. & Hlth.
Fac. Auth. Rev. Bonds
(Riverwoods at
Exeter), Ser. A,
6 3/8s, 3/1/13	BB+/P	$590,000	$603,510
NH Hlth. & Ed. Fac.
Auth. Rev. Bonds
(Kendal at Hanover),
Ser. A, 5s, 10/1/18	BBB+	1,275,000	1,330,794
NH State Bus. Fin. Auth.
Rev. Bonds (Alice Peck
Day Hlth. Syst.), Ser. A,
7s, 10/1/29	BBB–/P	2,565,000	2,685,760
NH State Bus. Fin. Auth.
Poll. Control Rev. Bonds,
3 1/2s, 7/1/27	Baa2	1,750,000	1,718,430
			6,338,494

New Jersey (4.0%)
NJ Econ. Dev. Auth.
Rev. Bonds
(Cranes Mill), Ser. A,
7 1/2s, 2/1/27
(Prerefunded)	Aaa	1,300,000	1,338,337
(Cedar Crest
Vlg., Inc.), Ser. A,
7 1/4s, 11/15/31	BB–/P	1,250,000	1,364,300
(Newark Arpt.
Marriot Hotel),
7s, 10/1/14	Ba1	1,900,000	1,940,394
(First Mtge.
Presbyterian Home),
Ser. A, 6 3/8s, 11/1/31	BB/P	500,000	530,190
(First Mtge. Lions
Gate), Ser. A,
5 7/8s, 1/1/37	B/P	230,000	239,842
(Cigarette Tax),
5 1/2s, 6/15/24	Baa2	2,500,000	2,635,400
NJ Econ. Dev. Auth.
Solid Waste Rev.
Bonds (Disp. Waste
Mgt.), 5.3s, 6/1/15	BBB	1,750,000	1,856,278
NJ Hlth. Care Fac.
Fin. Auth. Rev. Bonds
(Trinitas Hosp.
Oblig. Group),
7 1/2s, 7/1/30	Baa3	1,300,000	1,438,905
(United Methodist
Homes), Ser. A,
5 3/4s, 7/1/29	BB+	2,250,000	2,307,150
(Atlantic City Med.
Ctr.), 5 3/4s, 7/1/25	A2	1,250,000	1,334,313
			14,985,109

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

New Mexico (0.6%)
Farmington, Poll.
Control Rev. Bonds
(San Juan), Ser. B,
4 7/8s, 4/1/33	Baa2	$1,200,000	$1,230,012
NM Mtge. Fin. Auth.
Rev. Bonds (Single
Fam. Mtge.), GNMA
Coll., FNMA Coll.,
FHLMC Coll.
Ser. F2, Class I,,
5.6s, 7/1/38	AAA	500,000	540,460
Ser. D-2, 5.64s, 9/1/33	AAA	460,000	475,244
			2,245,716

New York (17.5%)
Huntington, Hsg. Auth.
Rev. Bonds (Gurwin
Jewish Sr. Residence),
Ser. A, 6s, 5/1/39	B+/P	500,000	514,035
Livingston Cnty.,
Indl. Dev. Agcy.
Civic Fac. Rev. Bonds
(Nicholas H. Noyes
Memorial Hosp.),
5 3/4s, 7/1/15	BB	1,330,000	1,385,900
Long Island, Pwr.
Auth. NY Elec. Syst.
Rev. Bonds, Ser. A,
U.S. Govt. Coll.,
5 3/4s, 12/1/24
(Prerefunded)	AAA	2,000,000	2,087,360
Nassau Cnty., Indl.
Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood),
5 1/4s, 6/1/27	A	2,000,000	2,099,600
NY City, G.O. Bonds,
Ser. B, 5 1/4s, 12/1/09	AA–	10,000,000	10,470,400
NY City, Indl. Dev.
Agcy. Rev. Bonds
(Staten Island U.
Hosp. Project),
6.45s, 7/1/32	B2	1,480,000	1,567,157
(Liberty-7 World
Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B–/P	1,275,000	1,362,006
(Queens Baseball
Stadium - Pilot),
AMBAC, 5s, 1/1/21	Aaa	750,000	812,078
NY City, Indl. Dev.
Agcy. Special Fac.
FRB (American
Airlines - JFK Intl. Arpt.),
7 5/8s, 8/1/25	B	1,250,000	1,510,412

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

New York continued
NY City, Indl. Dev.
Agcy. Special Fac.
Rev. Bonds
(American Airlines -
JFK Intl., Arpt.),
7 1/2s, 8/1/16	B	$3,400,000	$3,910,000
(British Airways PLC),
5 1/4s, 12/1/32	Ba2	2,425,000	2,376,961
NY City, Muni. Wtr.
Fin. Auth. Rev. Bonds,
Ser. C, MBIA,
5 1/2s, 6/15/17	Aaa	10,000,000	10,123,200
NY Cntys., Tobacco
Trust IV Rev. Bonds,
Ser. A, 5s, 6/1/38	BBB	1,000,000	1,016,700
NY State Dorm. Auth.
Rev. Bonds
(Winthrop-U. Hosp.
Assn.), Ser. A,
5 1/2s, 7/1/32	Baa1	900,000	956,565
(Lenox Hill Hosp.
Oblig. Group),
5 1/4s, 7/1/09	Ba2	1,000,000	1,023,590
(NY U. Hosp. Ctr.),
Ser. A, 5s, 7/1/20	Ba2	500,000	513,465
NY State Energy
Research & Dev. Auth.
Gas Fac. Rev. Bonds
(Brooklyn Union Gas),
6.952s, 7/1/26	A+	2,400,000	2,459,400
Onondaga Cnty., Indl.
Dev. Agcy. Rev. Bonds
(Solvay Paperboard, LLC),
7s, 11/1/30
(acquired 12/9/98,
cost $2,000,000) ‡	BB/P	2,000,000	2,094,540
Port Auth. NY &
NJ Rev. Bonds
(Kennedy Intl. Arpt. -
5th Installment),
6 3/4s, 10/1/19	BB+/P	200,000	203,196
Port. Auth. NY & NJ
Special Oblig. Rev.
Bonds (JFK Intl. Air
Term. - 6), MBIA,
5.9s, 12/1/17	Aaa	15,000,000	15,618,750
Suffolk Cnty., Indl.
Dev. Agcy. Rev. Bonds
(Peconic Landing),
Ser. A, 8s, 10/1/30	B+/P	1,700,000	1,873,094

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

New York continued
Suffolk Cnty., Indl.
Dev. Agcy. Continuing
Care Retirement
Rev. Bonds
(Jeffersons Ferry),
5s, 11/1/15	BBB–	$450,000	$473,976
(Jefferson’s Ferry),
4 5/8s, 11/1/16	BBB–	1,000,000	1,023,730
			65,476,115

North Carolina (6.2%)
NC Eastern Muni. Pwr.
Agcy. Syst. Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa2	1,500,000	1,642,440
Ser. A, 5 3/4s, 1/1/26	Baa2	3,000,000	3,170,250
NC Med. Care Cmnty.
Hlth. Care Fac.
Rev. Bonds
(Deerfield), Ser. A,
5s, 11/1/23	A–/F	750,000	785,197
(Presbyterian Homes),
5.4s, 10/1/27	BB/P	2,000,000	2,082,460
(Pines at Davidson),
Ser. A, 5s, 1/1/16	A–/F	545,000	586,861
(Novant Hlth. Oblig.
Group), Ser. A,
5s, 11/1/14	Aa3	10,000,000	10,750,000
(Pines at Davidson),
Ser. A, 4.85s, 1/1/26	A–/F	1,270,000	1,325,296
NC Med. Care Comm.
Retirement Fac.
Rev. Bonds
(First Mtge.),
Ser. A-05,
5 1/2s, 10/1/35	BB+/P	1,040,000	1,063,286
(First Mtge.),
Ser. A-05,
5 1/4s, 10/1/25	BB+/P	600,000	615,864
(First Mtge. United
Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	150,000	154,622
NC State Muni. Pwr.
Agcy. Rev. Bonds
(No. 1, Catawba Elec.),
Ser. B, 6 1/2s, 1/1/20	A3	1,000,000	1,090,710
			23,266,986

Ohio (2.2%)
Coshocton Cnty., Env.
Rev. Bonds (Smurfit-
Stone Container Corp.),
5 1/8s, 8/1/13	B/P	1,400,000	1,410,598
Cuyahoga Cnty., Rev.
Bonds, Ser. A
6s, 1/1/16	Aa3	1,280,000	1,441,869
6s, 1/1/15	Aa3	2,000,000	2,257,940

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Ohio continued
OH State Air Quality
Dev. Auth. Rev. Bonds
(Toledo Poll. Control),
Ser. A, 6.1s, 8/1/27	Baa2	$3,000,000	$3,108,090
			8,218,497

Oklahoma (3.3%)
OK City Arpt. Trust
Rev. Bonds Jr. Lien
27th Ser., Ser. A,
FSA, 5s, 7/1/18	Aaa	3,150,000	3,281,198
OK Dev. Fin. Auth.
Rev. Bonds (Hillcrest
Hlth. Care Syst.),
Ser. A, U.S. Govt.
Coll., 5 5/8s, 8/15/29
(Prerefunded)	Aaa	1,575,000	1,672,052
OK State Indl. Dev.
Auth. Rev. Bonds
(Hlth. Syst.),
Ser. A, MBIA
5 3/4s, 8/15/29	AAA	4,045,000	4,266,747
5 3/4s, 8/15/29
(Prerefunded)	AAA	2,955,000	3,146,780
			12,366,777

Oregon (0.8%)
Multnomah Cnty., Hosp.
Fac. Auth. Rev. Bonds
(Terwilliger Plaza),
6 1/2s, 12/1/29	BB–/P	1,900,000	1,980,826
OR State Hsg. & Cmnty.
Svcs. Dept. Rev.
Bonds (Single Family
Mtge.), Ser. K,
5 5/8s, 7/1/29	Aa2	845,000	869,099
			2,849,925

Pennsylvania (5.9%)
Allegheny Cnty., Hosp.
Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. B,
9 1/4s, 11/15/15	Ba3	35,000	41,871
Allegheny Cnty., Indl.
Dev. Auth. Rev.
Bonds (Env. Impt.),
5 1/2s, 11/1/16	Ba1	1,250,000	1,330,050
Bucks Cnty., Indl.
Dev. Auth. Retirement
Cmnty. Rev. Bonds
(Ann’s Choice, Inc.),
Ser. A
6 1/8s, 1/1/25	BB/P	610,000	650,455
5.3s, 1/1/14	BB/P	690,000	706,036
5.2s, 1/1/13	BB/P	1,000,000	1,016,780

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Pennsylvania continued
Carbon Cnty., Indl.
Dev. Auth. Rev. Bonds
(Panther Creek
Partners), 6.65s, 5/1/10	BBB–	$1,560,000	$1,628,968
Erie-Western PA Port
Auth. Rev. Bonds,
6 1/4s, 6/15/10	BB+/F	505,000	516,903
Lebanon Cnty., Hlth.
Facs. Rev. Bonds
(Pleasant View
Retirement), Ser. A,
5.3s, 12/15/26	BB–/P	500,000	508,545
Lehigh Cnty., Gen.
Purpose Auth. Rev.
Bonds (Lehigh Valley
Hosp. Hlth. Network),
Ser. A, 5 1/4s, 7/1/32	A1	1,000,000	1,053,670
Monroe Cnty., Hosp.
Auth. Rev. Bonds
(Pocono Med. Ctr.),
6s, 1/1/43	BBB+	500,000	538,785
Montgomery Cnty.,
Indl. Auth. Resource
Recvy. Rev. Bonds
(Whitemarsh Cont
Care), 6 1/4s, 2/1/35	B/P	700,000	745,808
PA State Econ. Dev.
Fin. Auth. Resource
Recvy. Rev. Bonds
(Northampton
Generating), Ser. A,
6.6s, 1/1/19	B+	4,200,000	4,200,588
PA State Higher Edl.
Fac. Auth. Rev. Bonds
(Widener U.),
5.4s, 7/15/36	BBB+	1,000,000	1,059,200
Philadelphia, Auth.
for Indl. Dev. VRDN
(Fox Chase Cancer
Ctr.), 3.63s, 7/1/25	A–1+	6,000,000	6,000,000
Philadelphia, Hosp. &
Higher Ed. Fac. Auth.
Rev. Bonds (Graduate
Hlth. Syst.), 7 1/4s,
7/1/10 (In default) †	D/P	2,729,624	2,730
Sayre, Hlth. Care Fac.
Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A,
5 7/8s, 12/1/31	A–	1,800,000	1,962,288
			21,962,677

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Puerto Rico (0.9%)
Cmnwlth. of PR, G.O.
Bonds (Pub. Impt.),
Ser. A, 5 1/4s, 7/1/25	BBB	$1,500,000	$1,625,175
Cmnwlth. of PR, Hwy. &
Trans. Auth. Rev. Bonds
FGIC, 5 1/2s, 7/1/13	Aaa	1,035,000	1,153,735
5s, 7/1/28	BBB	590,000	612,284
			3,391,194

South Carolina (2.4%)
Lexington Cnty. Hlth.
Svcs. Dist. Inc.
Hosp. Rev. Bonds,
5 1/2s, 5/1/37	A2	1,000,000	1,076,850
Richland Cnty., Rev.
Bonds (Intl. Paper Co.),
Ser. A, 4 1/4s, 10/1/07	BBB	2,500,000	2,506,575
SC Hosp. Auth. Rev.
Bonds (Med. U.),
Ser. A, 6 1/2s,
8/15/32 (Prerefunded)	AAA	1,250,000	1,436,950
SC Jobs Econ. Dev.
Auth. Hosp. Fac. Rev.
Bonds (Palmetto Hlth.
Alliance), Ser. A, 7 3/8s,
12/15/21 (Prerefunded)	BBB+/F	1,000,000	1,157,110
SC Tobacco Settlement
Rev. Mgmt. Auth.
Rev. Bonds,
Ser. B, 6s, 5/15/22	BBB	1,195,000	1,271,958
Ser. B, 6 3/8s, 5/15/30	BBB	1,300,000	1,519,674
			8,969,117

South Dakota (0.7%)
SD Edl. Enhancement
Funding Corp. Rev.
Bonds, Ser. B,
6 1/2s, 6/1/32	BBB	2,000,000	2,202,580
SD Hsg. Dev. Auth.
Rev. Bonds (Home
Ownership Mtge.),
Ser. J, 4 1/2s, 5/1/17	AAA	500,000	519,880
			2,722,460

Tennessee (2.7%)
Johnson City, Hlth. &
Edl. Fac. Board Hosp.
Rev. Bonds (First
Mtge.-Mountain States
Hlth.), Ser. A
7 1/2s, 7/1/33	BBB+	3,700,000	4,325,078
MBIA, 6s, 7/1/21	Aaa	2,000,000	2,164,940

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Tennessee continued
Johnson City, Hlth. &
Edl. Facs. Board
Retirement Fac. Rev.
Bonds (Appalachian
Christian Village),
Ser. A, 6 1/4s, 2/15/32	BB–/P	$600,000	$628,590
Shelby Cnty., Hlth.
Edl. & Hsg. Fac.
Hosp. Board Rev.
Bonds (Methodist
Hlth. Care)
6 1/2s, 9/1/26
(Prerefunded)	AAA	1,255,000	1,444,003
6 1/2s, 9/1/26
(Prerefunded)	AAA	745,000	857,197
Sullivan Cnty., Hlth.
Edl. & Hsg. Hosp.
Fac. Board Rev. Bonds
(Wellmont Hlth. Sys.),
Ser. C, 5s, 9/1/22	BBB+	450,000	467,320
			9,887,128

Texas (8.7%)
Abilene, Hlth. Fac.
Dev. Corp. Rev. Bonds
(Sears Methodist
Retirement), Ser. A
7s, 11/15/33	BB/P	600,000	657,426
5 7/8s, 11/15/18	BB/P	20,000	20,464
Alliance, Arpt. Auth.
Rev. Bonds (Federal
Express Corp.),
4.85s, 4/1/21 #	Baa2	3,000,000	3,058,950
Carrollton, Farmers
Branch Indpt. School
Dist. G.O. Bonds,
PSFG, 5s, 2/15/17	Aaa	4,655,000	4,864,894
Dallas, Indpt. School
Dist. G.O. Bonds,
PSFG, 5 1/2s, 2/15/16	Aaa	1,610,000	1,755,077
Fort Worth, Higher Ed.
Fin. Corp. Rev. Bonds
(Wesleyan U.),
Ser. A, 6s, 10/1/12	Ba2	550,000	555,687
Harris Cnty., Rev.
Bonds, Ser. B, FSA,
5s, 8/15/32	Aaa	5,500,000	5,874,825
Harris Cnty., Hlth.
Fac. Rev. Bonds
(Memorial Hermann
Hlth. Care), Ser. A,
6 3/8s, 6/1/29
(Prerefunded)	A+	3,000,000	3,372,480
Houston, Arpt. Syst.
Rev. Bonds (Continental
Airlines, Inc.), Ser. C,
5.7s, 7/15/29	B–	2,500,000	2,446,825

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Texas continued
Sabine River Auth.
Rev. Bonds
(TXU Electric),
Ser. C, 5.2s, 5/1/28	Baa2	$1,000,000	$1,046,040
Sam Rayburn Muni.
Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	2,500,000	2,665,925
Tarrant Cnty., Cultural
Ed. Fac. Fin. Corp. Rev.
Bonds (Northwest Sr.
Hsg. Edgemere), Ser. A,
5 3/4s, 11/15/16	BB–/P	300,000	320,505
Tomball, Hosp. Auth.
Rev. Bonds (Tomball
Regl. Hosp.)
6s, 7/1/29	Baa3	2,000,000	2,090,540
6s, 7/1/25	Baa3	800,000	837,856
6s, 7/1/19	Baa3	800,000	839,296
TX State Dept. of Hsg.
& Cmnty. Affairs Rev.
Bonds (Single Fam.),
Ser. F, FHA,
5 3/4s, 3/1/37	AAA	2,000,000	2,156,580
			32,563,370

Utah (1.1%)
Carbon Cnty., Solid
Waste Disp. Rev.
Bonds (Laidlaw Env.),
Ser. A
7 1/2s, 2/1/10	BB–	750,000	753,780
7.45s, 7/1/17	BB–/P	600,000	623,526
Tooele Cnty., Harbor &
Term. Dist. Port Fac.
Rev. Bonds (Union
Pacific), Ser. A,
5.7s, 11/1/26	Baa2	1,500,000	1,568,490
UT Cnty., Env. Impt.
Rev. Bonds
(Marathon Oil),
5.05s, 11/1/17	Baa1	1,000,000	1,064,570
			4,010,366

Vermont (0.2%)
VT Hsg. Fin. Agcy.
Rev. Bonds, Ser. 19A,
FSA, 4.62s, 5/1/29	Aaa	820,000	828,184

Virginia (1.7%)
Henrico Cnty., Econ.
Dev. Auth. Res. Care
Fac. Rev. Bonds (VA
Baptist Homes),
Ser. A
5 3/8s, 7/1/30	B+/P	500,000	515,850
5 1/4s, 7/1/25	B+/P	250,000	257,523

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Virginia continued
Hopewell, Indl. Dev.
Auth. Env. Impt. Rev.
Bonds (Smurfit-Stone
Container Corp.),
5 1/4s, 6/1/15	B/P	$500,000	$507,220
James Cnty., Indl.
Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A,
6 1/8s, 3/1/32	BB–/P	1,000,000	1,072,250
Peninsula Ports Auth.
Rev. Bonds (Baptist
Homes), Ser. C,
5 3/8s, 12/1/26	B+/P	1,500,000	1,554,870
Russell Cnty. Indl. Dev.
Auth. Poll. Control Rev.
Bonds (Appalachian
Pwr. Co.), Ser. I,
2.7s, 11/1/07	Baa2	2,000,000	2,000,000
Winchester, Indl. Dev.
Auth. Residential Care
Fac. Rev. Bonds
(Westminster-
Canterbury), Ser. A,
5.2s, 1/1/27	BB/P	500,000	511,985
			6,419,698

Washington (2.6%)
King Cnty., G.O. Bonds,
Ser. C, 6 1/4s, 1/1/32	AAA	5,000,000	5,120,300
Tobacco Settlement
Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	2,000,000	2,226,340
6 1/2s, 6/1/26	BBB	1,185,000	1,315,042
WA State Hlth. Care
Fac. Auth. Rev. Bonds
(Group Hlth. Coop),
Radian Insd., 5s, 12/1/22	AA	875,000	929,049
			9,590,731

West Virginia (0.6%)
Princeton, Hosp. Rev.
Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	2,250,000	2,277,248

MUNICIPAL BONDS AND NOTES (144.7%)* continued

	Rating **	Principal amount	Value

Wisconsin (3.3%)
Badger Tobacco
Settlement Asset
Securitization Corp.
Rev. Bonds
7s, 6/1/28	BBB	$3,000,000	$3,348,960
6 3/8s, 6/1/32	BBB	4,000,000	4,349,720
WI Hsg. & Econ. Dev.
Auth. Rev. Bonds
(Home Ownership),
Ser. D, 4 7/8s, 3/1/36	Aa2	490,000	504,078
WI State Hlth. & Edl.
Fac. Auth. Rev. Bonds
(Wheaton Franciscan),
5 3/4s, 8/15/30	A3	3,900,000	4,212,858
			12,415,616

Wyoming (0.2%)
Sweetwater Cnty.,
Solid Waste Disp. Rev.
Bonds (FMC Corp.),
5.6s, 12/1/35	Baa3	700,000	749,294

Total municipal bonds and notes
(cost $518,956,905)			$540,985,861

PREFERRED STOCKS (1.7%)*

		Shares	Value

Charter Mac. Equity Trust 144A
Ser. A, 6.625% cum. pfd.		2,000,000	$2,118,060
MuniMae Tax Exempt Bond
Subsidiary, LLC 144A Ser. A,
6.875% cum. pfd.		4,000,000	4,261,000

Total preferred stocks (cost $6,000,000)			$6,379,060

TOTAL INVESTMENTS
Total investments (cost $524,845,589)			$547,364,921

* Percentages indicated are based on net assets of $373,773,110.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at October 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2006. Securities rated by Putnam are indicated by “/P”. Securities rated by Fitch are indicated by “/F”.  Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2006 was $2,094,540 or 0.6% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2006.

(F) Security is valued at fair value following procedures approved by the Trustees.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds and Floating Rate Bonds (FRB) are the current interest rates at October 31, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at October 31, 2006 (as a percentage of net assets):

Health care	50.7%
Utilities	24.0
Transportation	16.1
Housing	11.5

The fund had the following insurance concentrations greater than 10% at October 31, 2006 (as a percentage of net assets):

AMBAC	16.2%
MBIA	11.2

FUTURES CONTRACTS OUTSTANDING at 10/31/06

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)	293	$31,708,094	Dec-06	$(371,694)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $524,845,589)	$547,364,921

Cash	1,609,981

Interest and other receivables	9,433,739

Receivable for securities sold	429,399

Total assets	558,838,040

LIABILITIES

Payable for variation margin (Note 1)	137,344

Distributions payable to shareholders	1,535,672

Accrued preferred shares distribution payable (Note 1)	272,731

Payable for securities purchased	7,033,477

Payable for compensation of Manager (Note 2)	774,805

Payable for investor servicing and custodian fees (Note 2)	23,008

Payable for Trustee compensation and expenses (Note 2)	83,893

Payable for administrative services (Note 2)	2,749

Other accrued expenses	201,251

Total liabilities	10,064,930

Series A, B and C remarketed preferred shares: 8,000 shares authorized;
1,750 shares issued at $100,000 per share (Note 4)	175,000,000

Net assets applicable to common shares outstanding	$373,773,110

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Note 1)	$402,020,721

Distributions in excess of net investment income (Note 1)	(597,510)

Accumulated net realized loss on investments (Note 1)	(49,797,739)

Net unrealized appreciation of investments	22,147,638

Total — Representing net assets applicable to common shares outstanding	$373,773,110

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($373,773,110 divided by 44,658,878 shares)	$8.37

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/06

INTEREST INCOME	$28,274,665

EXPENSES
Compensation of Manager (Note 2)	3,167,820

Investor servicing fees (Note 2)	188,595

Custodian fees (Note 2)	145,207

Trustee compensation and expenses (Note 2)	37,743

Administrative services (Note 2)	22,387

Preferred share remarketing agent fees	443,579

Other	293,200

Total expenses	4,298,531

Expense reduction (Note 2)	(125,999)

Net expenses	4,172,532

Net investment income	24,102,133

Net realized loss on investments (Notes 1 and 3)	(2,587,904)

Net realized gain on futures contracts (Note 1)	330,273

Net unrealized appreciation of investments and futures contracts during the year	8,250,372

Net gain on investments	5,992,741

Net increase in net assets resulting from operations	$30,094,874

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	(9,497)

From tax-exempt net investment income	(5,817,082)

Net increase in net assets resulting from operations (applicable to common shareholders)	$24,268,295

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended

	10/31/06	10/31/05

Operations:
Net investment income	$ 24,102,133	$ 24,075,642

Net realized loss on investments	(2,257,631)	(395,739)

Net unrealized appreciation of investments	8,250,372	2,375,052

Net increase in net assets resulting from operations	30,094,874	26,054,955

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	(9,497)	(30,188)

From tax-exempt net investment income	(5,817,082)	(3,870,575)

Net increase in net assets resulting from operations (applicable to common shareholders)	24,268,295	22,154,192

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	(56,096)	(354,033)

From tax-exempt net investment income	(18,734,790)	(20,977,594)

Decrease from shares repurchased (Note 5)	(18,140,828)	(458,659)

Total increase (decrease) in net assets	(12,663,419)	363,906

NET ASSETS

Beginning of year	386,436,529	386,072,623

End of year (including distributions in excess of net investment income of $597,510 and $27,773, respectively)	$373,773,110	$386,436,529

NUMBER OF FUND SHARES

Common shares outstanding at beginning of year	47,143,198	47,206,343

Shares repurchased (Note 5)	(2,484,320)	(63,145)

Common shares outstanding at end of year	44,658,878	47,143,198

Remarketed preferred shares outstanding at beginning and end of year	1,750	1,750

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02

Net asset value, beginning of period
(common shares)	$8.20	$8.18	$7.98	$7.84	$8.49

Investment operations:
Net investment income (a)	.53	.51	.54	.61	.70

Net realized and unrealized
gain (loss) on investments	.13	.04	.20	.14	(.73)

Total from investment operations	.66	.55	.74	.75	(.03)

Distributions to preferred shareholders:
From net investment income	(.13)	(.08)	(.04)	(.04)	(.05)

Total from investment operations
(applicable to common shareholders)	.53	.47	.70	.71	(.08)

Distributions to common shareholders:
From net investment income	(.41)	(.45)	(.50)	(.57)	(.57)

Total distributions	(.41)	(.45)	(.50)	(.57)	(.57)

Increase from shares repurchased	.05	—(e)	—	—	—

Net asset value, end of period
(common shares)	$8.37	$8.20	$8.18	$7.98	$7.84

Market price, end of period
(common shares)	$7.58	$7.15	$7.29	$7.34	$7.43

Total return at market price (%)
(common shares) (b)	12.07	4.21	6.35	6.44	(5.57)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$373,773	$386,437	$386,073	$376,865	$370,281

Ratio of expenses to
average net assets (%)(c,d)	1.14	1.30	1.28	1.27	1.25

Ratio of net investment income
to average net assets (%)(c)	4.83	5.18	6.12	7.21	7.84

Portfolio turnover (%)	23.14	21.87	25.54	40.82	20.44

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/06

Note 1: Significant accounting policies

Putnam Managed Municipal Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2006, the fund had a capital loss carryover of $47,312,614 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 3,629,209	October 31, 2007

1,237,146	October 31, 2008

1,641,465	October 31, 2009

3,729,886	October 31, 2010

25,837,158	October 31, 2011

8,560,869	October 31, 2012

300,620	October 31, 2013

2,376,261	October 31, 2014

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, and a 7-day period for Series C shares. The applicable dividend rate for the remar-keted preferred shares on October 31, 2006 was 3.63% for Series A, 3.62% for Series B and 3.55% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of the expiration of a capital loss carryover, dividends payable, defaulted bond interest, straddle loss deferrals, partnership income and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2006, the fund reclassified $54,405 to increase distributions in excess of net investment income and $2,894,995 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $2,949,400.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2006 were as follows:

Unrealized appreciation	$ 26,617,226
Unrealized depreciation	(3,554,635)
—————————————
Net unrealized appreciation	23,062,591
Undistributed tax-exempt income	957,867
Capital loss carryforward	(47,312,614)
Cost for federal income tax purposes	$524,302,330

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and
other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the funds management fee was based on the following annual rates: 0.70% of the first $500 million of the average weekly net assets attributable to common and preferred shares outstanding and 0.60% of the next $500 million, with additional breakpoints at higher asset levels.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended October 31, 2006, the fund incurred $333,802 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended October 31, 2006, the fund’s expenses were reduced by $125,999 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $316 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended October 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $122,989,768 and $128,943,462, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A (550), Series B (550) and Series C (650) remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share,

plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the fiscal year ended October 31, 2006 were $3,314.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and restrictions imposed by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2006, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended October 31, 2006, the fund repurchased 2,484,320 common shares for an aggregate purchase price of 18,140,828, which reflects a weighted-average discount from net asset value per share of 11.5% ..

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and compliance certifications (Unaudited)

Federal tax information

The fund has designated 99.73% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Compliance certifications

On July 21, 2006, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

Shareholder meeting results (Unaudited)

The annual meeting of shareholders of the fund was held on June 29, 2006. At the meeting, each of the nominees for Trustees was elected, as follows:

	Common and preferred shares

	Votes for	Votes withheld

Jameson A. Baxter	36,795,209	1,803,189

Charles B. Curtis	36,794,725	1,803,673

Myra R. Drucker	36,796,243	1,802,155

Charles E. Haldeman, Jr.	36,793,775	1,804,623

Paul L. Joskow	36,772,625	1,825,773

Elizabeth T. Kennan	36,774,600	1,823,798

George Putnam, III	36,780,185	1,818,213

W. Thomas Stephens	36,205,670	2,392,728

Richard B. Worley	36,771,562	1,826,836

	Preferred shares

	Votes for	Votes withheld

John A. Hill	1,732	18

Robert E. Patterson	1,735	15

All tabulations are rounded to nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization).  Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2006, there were 107 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer,	Vice President
Associate Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments.	Charles A. Ruys de Perez (Born 1957)
Prior to July 2001, Partner, PricewaterhouseCoopers LLP	Vice President and Chief Compliance Officer
Since 2004
Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer	Managing Director, Putnam Investments
Since 2000
Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)
Vice President	Managing Director, Putnam Investments
Since 2002
Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
James P. Pappas (Born 1953)
Vice President	Wanda M. McManus (Born 1947)
Since 2004	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management	Nancy E. Florek (Born 1957)
Corporation; prior to 2001, President and Chief Executive Officer,	Vice President, Assistant Clerk, Assistant Treasurer
UAM Investment Services, Inc.	and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	George Putnam, III	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer,
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
Putnam Fiduciary Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Michael T. Healy
Assistant Treasurer and
Independent Registered	Principal Accounting Officer
Public Accounting Firm
KPMG LLP	Beth S. Mazor
Vice President

Trustees	James P. Pappas
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	Richard S. Robie, III
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Charles A. Ruys de Perez
George Putnam, III	Vice President and Chief Compliance Officer
W. Thomas Stephens
Richard B. Worley	Mark C. Trenchard
Vice President and BSA Compliance Officer

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

AN700 239279 12/06

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2006	$39,980	$22,875	$4,680	$245
October 31 , 2005	$34,892	$21,767	$4,192	$ -

For the fiscal years ended October 31, 2006 and October 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $27,800 and $25,959 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31,
2006	$ -	$ -	$ -	$ -
October
31, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Kenneth R. Leibler
W. Thomas Stephens
John A. Hill

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

* The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

* The funds will withhold votes for any nominee for director who:

• is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors.

These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

* The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established nomination committees composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted January 13, 2006

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance

Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio Leader	Joined	Employer	Positions Over Past Five Years
	Fund

Paul Drury	2002	Putnam Management	Tax Exempt Specialist
		1989-Present	Previously, Portfolio
			Manager; Senior Trader

Portfolio Members	Joined	Employer	Positions Over Past Five Years
	Fund

Brad Libby	2006	Putnam Management	Tax Exempt Specialist
		2001-Present	Previously, Analyst

Susan McCormack	2002	Putnam Management	Tax Exempt Specialist
		1994-Present	Previously, Portfolio
			Manager

Thalia Meehan	2006	Putnam Management	Team Leader, Tax Exempt Fixed Income
		1989-Present	Team
			Previously, Director Tax Exempt Research

James St. John	2003	Putnam Management	Portfolio Construction Specialist
		1998-Present	Previously, Quantitative Analyst

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio Leader or	Other SEC-registered open-end		assets from more than one		single-sponsor defined
Member	and closed-end funds		client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Paul Drury	20	$9,249,500,000	3	$ 900,000	3	$ 481,500,000

Susan McCormack	20	$9,249,500,000	3	$ 900,000	3	$ 481,600,000

Jim St. John	20	$9,249,500,000	3	$ 900,000	3	$ 481,500,000

Thalia Meheen	20	$9,249,500,000	3	$ 900,000	3	$ 482,400,000

Brad Libby	20	$9,249,500,000	3	$ 900,000	3	$ 481,600,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of the fund’s fiscal year end.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

November 1 - November 30,
2005	236,031	$7.06	236,031	4,421,458
December 1 - December 31,
2005	236,031	$7.07	236,031	4,185,427
January 1 - January 31, 2006	236,031	$7.33	236,031	3,949,396
February 1 - February 28, 2006	218,481	$7.45	218,481	3,730,915
March 1 - March 31, 2006	296,770	$7.38	296,770	3,434,145
April 1 - April 30, 2006	192,142	$7.23	192,142	3,242,003
May 1 - May 31, 2006	203,176	$7.31	203,176	3,038,827
June 1 - June 30, 2006	245,875	$7.25	245,875	2,792,952
July 1 - July 31, 2006	193,616	$7.28	193,616	2,599,336
August 1 - August 31, 2006	213,591	$7.48	213,591	2,385,745
September 1 - September 30,
2006	119,448	$7.50	119,448	2,266,297
October 1 - October 31, 2006	93,128	$7.53	93,128	2,173,169

The Board of Trustees announced a repurchase plan on October 7, 2005 for which

2,360,317 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 4,720,634 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Michael T. Healy
 Michael T. Healy
Principal Accounting Officer

Date: December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2006